STOCK OPTIONS	9 Months Ended
Sep. 30, 2011
STOCK OPTIONS [Abstract]
STOCK OPTIONS
NOTE 11 - STOCK OPTIONS

On September 13, 2010, the Company granted certain employees and others the option to purchase 4,050,000 shares of the Company's common stock at prices ranging from $1.35 - $1.49 per share.  The fair value of stock at the option grant date was determined to be $1.32 per share.  The options vest 660,000 on September 13, 2010, 660,000 on January 1, 2011, 620,000 on January 1, 2012, 620,000 on January 1, 2013, 620,000 on January 1, 2014, 620,000 on January 2, 2015, and 250,000 options will vest upon the completion of certain sales goals for ODIN and THOR, and are exercisable from vesting date through a period of ten years from the grant date. Management anticipates the average term of the options will be 5-7 years.

Using the Black-Scholes-Merton option pricing model, management has determined that the options have a value ranging from $1.29 to $1.33.  For the nine months ended September 30, 2011 and 2010  the Company recognized compensation cost and an increase in additional paid-in capital of $614,867 and $1,009,201 and an income tax benefit has not been reflected due to an increase in the deferred tax asset valuation allowance. As of September 30, 2011, there was $2,997,302 of total unrecognized compensation cost relating to unvested stock options.  That cost is expected to be recognized in the years ending December 31, 2011, 2012, 2013, and 2014 in the amounts of $819,823 per year, while $332,500 will be recognized upon the completion of certain sales goals for ODIN and THOR.

The assumptions used and the calculated fair value of the options are as follows:

Expected dividend yield	-0-
Risk-free interest rate	3.78% - 4.99%
Expected life in years	5-7
Expected volatility	180.00%
Weighted average of fair value of options granted	$ 1.32

The following is an analysis of options to purchase shares of the Company's stock issued and outstanding:

	Total Options	Weighted Average Exercise Price
Total options outstanding, January 1, 2011	4,050,000	$1.38
Granted	-	-
Exercised	-	-
Expired/cancelled	-	-
Total options outstanding, September 30, 2011	4,050,000	$1.38

Options exercisable, September 30, 2011	1,320,000	$1.38

	Nonvested Options	Average Fair Value
Nonvested options
Nonvested options, January 1, 2011	3,390,000	$1.32
Garanted	-	-
Vested	(660,000)	1.32
Forfeited	-	-
Nonvested options, September 30, 2011	2,730,000	$1.32

At September 30, 2011, vested exercisable options were outstanding for 1,320,000 shares at an exercise price between $1.35 and $1.49.  The weighted average value of the options is $1.32.  Of the vested options, 269,360 options have a remaining life of 3.8 years and expire on September 13, 2015 while 1,050,640 options have a remaining life of 8.8 years and expire on September 13, 2020.  The 2,730,000 nonvested options will vest over the next five to ten years excluding 250,000 which will vest upon completion of certain sales goals for ODIN and THOR.

2011 Amendment

On August 8, 2011, the Board of Directors approved an amendment to the Incentive Stock Option Master Agreement and the Non Qualified Stock Option Master Agreement previously adopted as part of the Company's 2008 Equity Incentive Plan (a) to provide for a different vesting schedule, (b) to permit the vesting of unvested options upon Change of Control as defined in the Plan and (c) to permit, in the Board's discretion, alternative means of payments to exercise options.  No change was made to the vesting schedule for options previously granted.  No accounting adjustments were recorded as a result of this amendment.